SUPPLEMENT DATED MAY 1, 2025

To the

PROSPECTUSES DATED MAY 1, 2001

INVESTOR LIFE

INVESTOR LIFE PLUS

ESTATE INVESTORS I AND II

Issued through

Merrill Lynch Variable Life Separate Account

By

Transamerica Life Insurance Company

The following information hereby supplements or amends, and to the extent is inconsistent replaces, certain information contained in your prospectus.

INVESTMENT OPTIONS

Please note the following portfolio change:.

●	BlackRock Sustainable Balanced Portfolio was renamed BlackRock Balanced Portfolio effective May 1, 2025.

To view investment options and other product documents, please go to following website:

INVESTOR LIFE	http://dfinview.com/Transamerica/TAHD/590203154?site=VAVUL

INVESTOR LIFE PLUS	http://dfinview.com/Transamerica/TAHD/590203147?site=VAVUL

ESTATE INVESTORS I	http://dfinview.com/Transamerica/TAHD/590203188?site=VAVUL

ESTATE INVESTORS II	http://dfinview.com/Transamerica/TAHD/590203121?site=VAVUL

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This Supplement updates certain information in the above referenced prospectuses (the ‘‘Prospectuses’’). Except as indicated in this Supplement, all other information included in the Prospectuses remain unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of the applicable Prospectus or any supplement without charge upon request.

For additional information, you may contact us at the Service Center at (800) 354-5333, or write to: Transamerica Service Center at P.O. Box 19100, Greenville, SC 29602-9100.

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This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.